                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2000
                        USA International Chemical, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   33-24608-LA                 95-4068292
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)

             21221 S. Western Avenue, Suite 215, Torrance, CA 90501
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (310) 328-7666

--------------------------------------------------------------------------------


Item 2. Acquisition or Disposition of Assets. On March 30, 2000, USA International Chemical, Inc. ("USA" or the "Company") entered into an Agreement and Plan of Reorganization ("Agreement") by and between ASPAC Communications, Inc. (the "ASPAC"), and USA. The Closing of the Agreement took place on May 4, 2000. Pursuant to the terms of the Agreement, upon closing, USA acquired 100% of the outstanding Common Stock of ASPAC. Pursuant to the Agreement, USA exchanged 94% of its outstanding Common Stock for 100% of the Common Stock of ASPAC. As such, USA issued 20,126,264 shares of newly issued common stock, $0.00001 par value per share (the "USA Common Stock") to the shareholders of ASPAC in exchange for all of the currently outstanding shares of ASPAC common stock. The 20,126,264 shares of USA Common Stock represents approximately ninety four percent (94%) of the outstanding stock of USA. The Agreement was duly approved by all of the board of directors and shareholders of the Company.

         The description of the Acquisition contained herein is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as
Exhibit 2.1 and incorporated herein by reference.

Item 5.      Other Events

         As of May 4, 2000, the Company relocated its principal executive offices from 15915 Ventura Boulevard, Suite 301, Encino, California 91436 to 21221 S. Western Avenue, Suite 215, Torrance, California 90501.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Financial Statements of Business Acquired and
          (b)      Pro Forma Financial Information:

         It is impracticable to provide any of the required financial statements or pro forma financial information, which are not yet available. The Registrant intends to file such financial statements and pro forma financial information as an amendment hereto on or about, but in no event later than, 60 days after the date that this Form 8-K is required to be filed.

(c)      Exhibits:

         2.1. Plan and Agreement of Reorganization between ASPAC Communications, Inc. and USA International Chemical, Inc., dated March 30, 2000.

         2.2.     List of Omitted Schedules



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 19, 2000                   USA INTERNATIONAL CHEMICAL, INC.
                                        (Registrant)



                                        By: /s/ Jeffrey G. Sun
                                           -----------------------------------
                                           Name: Jeffrey G. Sun
                                           Title: Chief Executive Officer

                                  EXHIBIT INDEX
Exhibit
Number                          Description

2.1 Plan and Agreement of Reorganization between ASPAC Communication, Inc. and USA International Chemical, Inc., dated March 30, 2000.

2.2      List of Omitted Schedules